UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 12, 2004

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 0-19658

Delaware	75-2398532
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

6250 LBJ Freeway

Dallas, Texas 75240

(972) 387-3562

www.tuesdaymorning.com

(Address, zip code and telephone number, including area code, of registrant’s principal executive offices)

Not applicable

(Former name or former address,
if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

On May 12, 2004, Tuesday Morning Corporation, a Delaware corporation, issued a press release responding to recent news reports regarding the Liz Claiborne, Inc. lawsuit against Tuesday Morning claiming trademark counterfeiting, trademark infringement and other claims.  The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

/s/ Loren K. Jensen

	By:	Loren K. Jensen
	Its:	Executive Vice President and Chief Financial Officer
Date: May 12, 2004

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT
99.1	Press release dated May 12, 2004 entitled: “Tuesday Morning Deems Claiborne Suit Baseless and Without Merit”